Exhibit 99.1
1 Investor Presentation Q2 2022 NASDAQ: BCML

# Presentation Disclosure

This investor presentation has been prepared by BayCom Corp ("BCML" or the "Company") solely for informational purposes based on its own information, as well as information from public sources. This presentation has been prepared to assist interested parties in making their own evaluation of BCML and does not purport to contain all of the information that may be relevant. In all cases, interested parties should conduct their own investigation and analysis of the Company and the data set forth in this presentation and other information provided by or on behalf of BCML.

There are a number of important factors that could cause future results to differ materially from historical performance and these forward-looking statements. Factors which could cause actual results to differ materially from the results anticipated or implied by our forward-looking statements include, but are not limited to, potential adverse impacts to economic conditions in the Company's local market areas, other markets where the Company has lending relationships, or other aspects of the Company's business operations or financial markets, generally, resulting from the COVID-19 pandemic and any governmental or societal responses thereto; expected revenues, cost savings, synergies and other benefits from our recent acquisitions of Pacific Enterprise Bancorp might not be realized within the expected time frames or at all and costs or difficulties relating to integration matters, including but not limited to customer and employee retention, might be greater than expected; future acquisitions by the Company of other depository institutions or lines of business; fluctuations in interest rates; the risks of lending and investing activities, including changes in the level and direction of loan delinquencies and write-offs and changes in estimates of the adequacy of the allowance for loan losses; changes in economic conditions in general and in California, Colorado, New Mexico and Washington specifically, including as a result of employment levels and labor shortages, and the effects of inflation, a potential recession or slowed economic growth caused by increasing oil prices and supply chain disruptions; the Company's ability to access cost-effective funding; fluctuations in real estate values and both residential and commercial real estate market conditions; demand for loans and deposits in the Company's market area; increased competitive pressures; changes in management's business strategies; and other factors described in the Company's latest Annual Report on Form 10-K and Quarterly Reports on Form 10-Q and other filings with the Securities and Exchange Commission ("SEC") that are available on our website at www.unitedbusinessbank.com and on the SEC's website at www.sec.gov.

The factors listed above could materially affect the Company's financial performance and could cause the Company's actual results for future periods to differ materially from any opinions or statements expressed with respect to future periods in any current statements.

The Company does not undertake - and specifically declines any obligation - to publicly release the result of any revisions, which may be made to any forward-looking statements to reflect events or circumstances after the date of such statements or to reflect the occurrence of anticipated or unanticipated events whether as a result of new information, future events or otherwise, except as may be required by law or NASDAQ rules. When considering forward-looking statements, you should keep in mind these risks and uncertainties. You should not place undue reliance on any forward-looking statement, which speaks only as of the date made.

**Non-GAAP Financial Measures**

This presentation contains certain financial information determined by methods other than in accordance with accounting principles generally accepted in the United States ("GAAP"). These non-GAAP financial measures include "Tangible Book Value Per Share," and "Tangible Common Equity." The Company believes that these non-GAAP financial measures are important to many investors who are interested in changes from period to period in book value per common share exclusive of changes in intangible assets. These non-GAAP financial measures are supplemental and are not a substitute for any analysis based on GAAP financial measures. Because not all companies use the same calculation of "Tangible Book Value Per Share," and "Tangible Common Equity," this presentation may not be comparable to other similarly titled measures as calculated by other companies.

2

# BayCom Corp – Who we are

BAYCOM CORP

## Overview

- BayCom Corp is the bank holding company for United Business Bank, the "Bank"
  - Founded in 2004 and headquartered in Walnut Creek, California
  - Full service commercially-oriented community bank
  - Serves small and mid-sized businesses, professionals and individuals
- 34 full-service branches
  - 8 branches in the San Francisco Bay Area
  - 5 branches in the Los Angeles Area
  - 3 branches in California's Central Valley
  - 2 branches in Seattle, Washington
  - 5 branches in Albuquerque, New Mexico
    - 1 in Albuquerque
    - 4 South of Albuquerque
  - 11 branches in Colorado
- Ten successful whole bank acquisitions completed since 2010
- Pacific Enterprise Bancorp acquired in February, 2022

## Financial Highlights

| Description | Baycom 3 Mo Ended 30-Jun 2022 | Baycom 3 Mo Ended 31-Mar 2022 | Baycom 12 Mo Ended Dec 31, 2021 |
|---|---|---|---|
| (Dollars and shares in thousands, except per share data) | | | |
| Net Income | $ 5,218 | $ 6,488 | $ 20,691 |
| Diluted Earnings Per Share | $ 0.38 | $ 0.51 | $ 1.90 |
| Average Shares Outstanding | 13,576 | 12,647 | 10,882 |
| Return on Average Assets[1] | 0.76% | 0.98% | 0.89% |
| Return on Average Equity[1] | 6.42% | 8.50% | 8.06% |
| Yield on Earning Assets[1] | 3.97% | 4.03% | 3.74% |
| Cost of Interest-Bearing Liabilities[1] | 0.62% | 0.64% | 0.67% |
| Net Interest Margin[1] | 3.59% | 3.63% | 3.34% |
| Efficiency Ratio | 60.38% | 68.48% | 65.57% |
| Non Performing Loans / Total Loans | 0.53% | 0.63% | 0.41% |
| Nonperforming Assets / Total Assets[2] | 0.40% | 0.46% | 0.29% |

(1) Annualized.
(2) Nonperforming assets consists of non-accruing loans and other real estate owned.

3

4 Company Strengths  Seasoned and talented management team who founded and led the Company since 2004  Disciplined acquisition strategy and proven track record of integrating banks  The Company recorded bargain purchase gains in four of its ten completed acquisitions with the other six having tangible book value pay back periods of 3 years or less  Company is well-positioned for future M&A  Acquisition focus is on the Western region of the United States  Strong core performance metrics creates potential for future shareholder appreciation  Efficient and scalable platform with capacity to support growth  Attractive metropolitan markets (SF Bay Area, Los Angeles, Seattle, Albuquerque, Denver) with favorable demographics and strong local economies  Footprint allows for ample fill-in opportunities  Pacific Enterprise Bancorp acquisition increased our Southern California presence  Strong asset quality metrics since inception  Experience in system and operational integration

5 Experienced Leadership Team Name / Title Experience Background George J. Guarini 34 years• President and Chief Executive Officer since the Bank began operations in 2004 President &Founding CEO• Held key executive and senior level management positions with national and regional institutions Chief Executive Officer18 years with UBB• Successfully resolved significant loan portfolio weakness at two other financial institutions Janet L. King 33 years• Senior Executive Vice President and Chief Operating Officer since the Bank's inception in 2004 Senior Executive Vice President &Founding COO• Formerly Chief Branch Administrator at Circle Bank from 1999 - 2004 where she was responsible for all Chief Operating Officer18 years with UBB aspects of operations • Served as Vice President of Operations for Valencia Bank & Trust from 1987 - 1998 • Appointed to the Board of Directors in 2022 Keary L. Colwell 32 years• Senior Executive Vice President, Chief Administrative Officer, Chief Financial Officer, and Corporate Senior Executive Vice President &Founding CFO Secretary since inception in 2004 Chief Financial Officer & 18 years with UBB• Instrumental in the successful turn-around of a Bay Area bank in the 1990s Corporate Secretary• Appointed to the Board of Directors in 2022 Rick Pak 34 years• Joined the Bank in September, 2016 - promoted to CLO in January, 2019 Executive Vice President &6 years with UBB• Previously served in various positions at Wells Fargo, Citibank, and other banks and credit unions Chief Lending Officer• Expertise in SBA, USDA, agricultural and Commercial lending Terry Curley 27 years• Joined the Bank in April, 2017 when the Company acquired United Business Bank, FSB Executive Vice President &5 years with UBB• At United Business Bank, FSB she served as EVP/Chief Credit Officer from 2012 to 2017 Chief Credit Officer; and Director• Executive in-charge of Labor Services Division since 2017 Labor Services Division• Appointed CCO in 2021

# Disciplined Acquisition Strategy

- Strategic consolidation of community banks
  - Provides scale and operating efficiencies
  - Adds experienced and knowledgeable banking talent
  - Opportunity to improve concentration ratios
  - Opportunity to reduce cost of funds
  - Geographic diversification
  - Adds portfolios of seasoned loans
- Maintain disciplined approach
  - Increase low-cost deposits
  - Expand market area served
  - Enhance noninterest income
- Enhance the performance of acquired banks
  - Developed core competency evaluating, structuring, acquiring and integrating target banks
- Target markets – Selected Western States
  - California
  - Colorado
  - Nevada
  - New Mexico
  - Oregon
  - Washington
- Size Criteria
  - Banks with assets between $100 million and $1.5 billion
- There are 171 banks within our target markets that meet our size criteria

**Headquarters of Potential Acquisition Opportunities**



S&P Capital IQ PRO
Acq Candidates
Seattle
Montana
North D
South D
Idaho
Oregon
Wyoming
Neb
Denver
Nevada
Utah
Colorado
San Francisco
California
Ok
Los Angeles
New Mexico
N
500 km
300 mi
esri
© 2022 S&P Global Market Intelligence All rights reserved. Esri, HERE, Garmin, FAO, NOAA, USGS
August 03, 2022
Banks $1B-$1.5B in Assets
Banks $500M-$1B in Assets
Banks $100M-$500M in Assets

| | Total Banks | Median Asset Size |
|---|---|---|
| Banks $100M-$500M | 107 | $263,582 |
| Banks $500M-$1B | 47 | $649,729 |
| Banks $1B-$1.5B | 17 | $1,312,936 |

Note: Data as of June 30, 2022
Source: S&P Global Market Intelligence

6

7  We serve the Sacramento-Roseville-Arden-Arcade MSA through one branch office • Population of approximately 2.4 million, is home to the state capital, median household income of $76,706.  The Stockton-Lodi MSA in Central California is home to two branches • Population of 0.8 million and a median household income of $68,997 • The area has a diverse industry mix, including agriculture, e- fulfillment centers, advanced manufacturing, data centers/call centers, and service industries Key Highlights of Current Markets: Bay Area, California Seattle, Washington Los Angeles County, California  Part of the San Francisco-Oakland-Hayward MSA and the San- Jose-Sunnyvale-Santa Clara MSA. Population of 4.7 million and a median household income of $114,696 versus a national average of $67,521  Part of the San Jose-Sunnyvale-Santa Clara MSA. Population of 2 million and a median household income of $130,865.  Largest MSA in California with over 13 million residents in the MSA; the second largest MSA in the United States  Greater Los Angeles Market area ranked as 18 th largest economy in the world with an estimated gross domestic product of about $1 trillion  The Seattle-Tacoma-Bellevue MSA is the largest MSA in Washington, covers approximately 2,100 square miles  Population of 4.0 million with a median household income of $94,027  Strong economic base, with several large employers such as Amazon, Microsoft, Starbucks, and Boeing Source: S&P Global Market Intelligence; U.S. Census Bureau Central Valley, California Albuquerque, New Mexico  Albuquerque MSA is the largest MSA in New Mexico. It has a population of 0.6 million and a median household income of $58,512  Strong economic base, housing large employers such as Honeywell, SCHOTT Solar, and Intel Corp Denver, Colorado • The Metro Denver-Aurora-Lakewood, CO area has a population of 3.0 million, is home to the state capital, and enjoys a median household income of $85,641.

# Recent Acquisitions

BAYCOM CORP

| | Pacific Enterprise Bancorp | | Grand Mountain Bancshares |
|---|---|---|---|
| Assets[1] | $446,135 | | $130,593 |
| Deposits[1] | $376,685 | | $117,376 |
| Purchase Price[1] | $64,415 | | $13,886 |
| Consideration | Stock | | Cash |
| Price/LTM EPS[2] | 9.6x | | 45.1x |
| Price/TBV[3] | 104.5% | | 126.2% |
| EPS Accretion[3] | 6.8% | | 5.9% |
| Initial TBV Accretion(Dilution) [2] | 0.4% | | (2.2%) |
| TBV Earn-back[4] | Immediate | | 2.7 Years |
| Assumed Cost Saves | 30% | | 35% |

(1) Computed as of close of merger.
(2) For the first full calendar year after close. Based on BayCom consensus estimates and internal projections for each target.
(3) Using the cross-over method.

8

9  $2.0 billion total loans (excluding loans held for sale)  Approximately 32% of the loan portfolio is from the San Francisco Bay Area  Average yield on total loans was 4.62% for Q2 2022  SBA Preferred Lender  $15.2 million of SBA loans ( guaranteed portion) were sold which generated $1.5 million of gain on sale of loans during 2022. Loan Portfolio Loan Portfolio By Type as of June 30, 2022 Note: Data as of June 30, 2022 Description As of June 30, 2022 As of December 31, 2021 (Dollars in thousands) Loan Type Schedule Commercial & Industrial260,664 $ 230,177 $ Construction and land16,017 13,371 Commercial Real Estate1,631,681 1,299,684 Residential 93,232 118,423 Consumer3,741 5,138 Total loans2,005,335 1,666,793 Net deferred loan fees(331) (1,903) Allowance for loan and lease losses(17,800) (17,700) Net Loans 1,987,204 $ 1,647,190 $ Loan Portfolio By Grade As of June 30, Description2022 (Dollars in thousands) Pass1,925,962 $ Special Mention54,753 Substandard 24,620 Doubtful- Total 2,005,335 $

10 Allowance for Loan and Lease Losses  $17.8 million total allowance for loans and leases  0.40% = Nonperforming assets / total assets  0.53% = Nonperforming loans / total loans  $24.6 million = classified assets  0.89% = Allowance of loan and lease losses / total loans Note: Data as of June 30, 2022 .. Description Commercial and Industrial Construction and land Commercial Real Estate Residential Real EstateConsumerTotal (Dollars in thousands) Six Months Ended June 30, 2022 Allowance for loan losses Beginning balance$ 3,261 $ 175 $ 12,709 $ 1,536 $ 19 $ 17,700 Charge-offs(2,524) -(1)(6)(6)(2,537) Recoveries7 ----7 Provision for loan losses2,127 (101) 1,122 (523) 5 2,630 Ending balances$ 2,871 $ 74 $ 13,830 $ 1,007 $ 18 $ 17,800

11 Deposit Portfolio Summary Deposit Composition as of June 30, 2022 At June 30, 2022:  $2.3 billion total deposits  Noninterest-bearing demand represents 35% of total deposits  Interest bearing demand, savings and money market accounts represent 52% of total deposits  Time deposits represent 13% of total deposits Note: Dara prior to 2022 is annual data as of or for the year ended December 31 of each respective year. Data for 2022 is as of or for the six months ended June 30, 2022. Deposit Growth ($ in thousands) Deposits by Type as of June 30, 2022 (Dollars in thousands) Noninterest-bearing demand789,293 $ Interest-bearing Demand and Savings466,860 Money Market703,221 Certificates of Deposit295,454 Total Deposits2,254,828 Cost of Interest Bearing Deposits 0.39% Net Interest Margin3.61% Net Interest Spread - average during the period3.37%

12 Attractive Net Interest Spread Note: Prior to 2022, data presented is annual data as of or for the year ended December 31 of each respective year. Data for2022 is as of or for the six months ended June 30, 2022.

13 Shareholder Tangible Book Value (1) Note: Prior to 2022, the data is annual data as of or for the year ended December 31 of each respective year. In 2022, data is as of or for the six months ended June 30, 2022. (1) Tangible Book Value excludes Goodwill and Core Deposit Intangible; see reconciliation of Non-GAAP financial measures at the end of this presentation.  During 2018, 2019, 2020 and the six months ended June 30, 2022, the Company recorded $2.3, $6.6, $3.0 and $3.1 million, pre-tax merger expenses related to acquisitions, respectively.

14 Shareholder EPS Note: Data for years before 2022 is annual data for the year ended December 31 of each respective year. For 2022, the data is for the six months ended June 30, 2022. In 2022, there was a bargain purchase gain of $1.7 million and pretax merger related expenses of $3.1 million related to the PEB acquisition. In 2020, there was $3.0 million in pretax merger expenses related to the GMB acquisition. In 2019, there was $6.6 million in pretax merger expenses related to the Unitiand First State Bank acquisition. In 2018, there was $2.3 million in pretax merger expenses related to the BFC acquisition.

# Corporate History

## Consistent Asset Growth Supplemented By Acquisitions



Opened Bay Commercial Bank
2004 - 2009
Acquired Castro Valley Branch
Raised $16.8 million of common stock from institutional and individual investors
2010
2011
Acquired Global Trust Bank
Opened Napa Branch
2012
2013
Acquired Community Bank of San Joaquin
2014
2015
Acquired Valley Community Bank
Formed Bank Holding Company BayCom Corp
2016
2017
Acquired United Business Bank, FSB
Renamed Bay Commercial Bank as United Business Bank
Acquired Plaza Bank
Acquired MyBank
Consolidated San Jose Branch
Consolidated Oakland Branch
2018
Completed IPO and Nasdaq Listing
Acquired First State Bank of Colorado
Acquired Uniti Bank
2019
2020
Acquired Grand Mountain Bank
Acquired Pacific Enterprise Bank
2022

15

16 Demonstrated Track Record of Growth Total Assets ($mm) Total Net Loans ($mm) Total Deposits ($mm) Net Income ($000) Note: Data for years prior to 2022 is annual data as of or for the year ended December 31 of each respective year. Data for 2022 is as of or for the six months ended June 30, 2022.

17 Strong Credit Quality Net Charge-Offs (Recoveries) Nonperforming Assets / Total Assets 1 Allowance for Loan Losses / Total Loans Net Charge-Offs (Recoveries) / Average Loans Note: Prior to 2022, data is annual data as of or for the year ended December 31 of each respective year. For 2022, data is as of or for the six months ended June 30, 2022 (1)Nonperforming assets consists of non-accruing loans, accruing loans 90 days or more past due, and other real estate owned.

18 Financial Performance Summary Return on Average Assets Return on Average Equity Efficiency Ratio 1 Note: Prior to 2022, data presented is Annual data for the year ended December 31 of each respective year. For 2022, data isasof or for the six months ended June 30, 2022 (1)Calculated by dividing noninterest expense by the sum of net interest income before provision for loan losses plus noninterest income for the year.

19 Appendix

20 Non-GAAP Reconciliation Tangible Common Equity and Tangible Assets (Dollars in thousands except per share data) As of June 30, 20182019 2020 2021 2022 Tangible Common Equity: Total Common Shareholders Equity200,752 $ 254,220 $ 252,591 $ 262,607 $ 320,555 $ Adjustments: Goodwill (14,594) (35,466) (38,838) (38,838) (38,838) Core Deposit Intangible(7,205) (9,185) (8,302) (6,489) (6,234) Tangible Common Equity178,953 $ 209,569 $ 205,451 $ 217,280 $ 275,483 $ Tangible Assets: Total Assets - GAAP1,478,395 $ 1,994,177 $ 2,195,666 $ 2,350,697 $ 2,678,029 $ Adjustments: Goodwill (14,594) (35,466) (38,838) (38,838) (38,838) Core Deposit Intangible(7,205) (9,185) (8,302) (6,489) (6,234) Tangible Assets1,456,596 $ 1,949,526 $ 2,148,526 $ 2,305,370 $ 2,632,957 $ Common Shares Outstanding10,869,275 12,444,632 11,295,397 10,680,386 13,471,363 Tangible Common Equity to Tangible Assets Ratio12.29%10.75%9.56%9.42%10.46% Tangible Book Value Per Share16.46 $ 16.84 $ 18.19 $ 20.34 $ 20.45 $

21 Questions ? CONTACT INFORMATION BayCom Corp George J. Guarini, Founding Director and CEO 500 Ygnacio Valley Road Suite 200 Walnut Creek, CA 94596 gguarini@ubb-us.com 925.476.1800 Keary Colwell, Sr. Executive VP/CFO/Director 500 Ygnacio Valley Road Suite 200 Walnut Creek, CA 94596 kcolwell@ubb-us.com 925.476.1800